                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C.  20549

                         ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                                  September 11, 1997
                                 --------------------
                                     Date of Report
                                   (Date of earliest
                                     event reported)



                  SHURGARD STORAGE CENTERS, INC.
---------------------------------------------------------------------
        (Exact name of registrant as specified in its charter)



   Washington                  0-23466                      91-1603837
----------------           ----------------            --------------------
 (State or other           (Commission File                (IRS Employer
 jurisdiction of                  No.)                 Identification No.)
 incorporation)


                        1201 Third Avenue, Suite 2200
                         Seattle, Washington  98101
------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                (206) 624-8100
------------------------------------------------------------------------------
                (Registrant's telephone number, including area code)


                                                        Exhibit Index on Page 4

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ITEM 5.      OTHER EVENTS

     Shurgard Storage Centers, Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of 727,080 shares of its Class A Common Stock under the Company's shelf Registration Statement on Form S-3 (File No. 33-58693), effective May 3, 1995 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.             Description
-----------             -----------

1.1 Underwriting Agreement, dated September 11, 1997, between Smith Barney Inc. and the Company

5.1                     Opinion of Perkins Coie

23.1                    Consent of Deloitte & Touche LLP

23.2 Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto)

                                SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SHURGARD STORAGE CENTERS, INC.

Dated:  September 12, 1997

                                   By  HARRELL BECK
                                      -----------------------------------------
                                      Harrell Beck, Chief Financial Officer

                                   EXHIBIT INDEX

Exhibit No.               Description
-----------               -----------

1.1 Underwriting Agreement, dated September 11, 1997, between Smith Barney Inc. and the Company

5.1                       Opinion of Perkins Coie

23.1                      Consent of Deloitte & Touche LLP

23.2 Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto)



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